UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

May 18, 2015

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

3000 HANOVER STREET, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On May 18, 2015, pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 2, 2015, among Hewlett-Packard Company (“HP”), Aruba Networks, Inc. (“Aruba”) and Aspen Acquisition Sub, Inc., a wholly-owned subsidiary of HP (“Merger Sub”), Merger Sub was merged with and into Aruba (the “Merger”) with Aruba continuing as the surviving corporation and becoming a wholly-owned subsidiary of HP, subject to the terms and conditions set forth in the Merger Agreement.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each outstanding share of Aruba common stock was converted into the right to receive $24.67 in cash, without interest thereon and net of any applicable withholding taxes (other than any shares of Aruba common stock owned by Aruba as treasury stock, any shares owned, directly or indirectly, by HP or Merger Sub and dissenting shares, if any, which will not be so converted).

On May 1, 2015, Aruba held a Special Meeting of Stockholders (the “Special Meeting”) at its corporate headquarters located in Sunnyvale, California.  At the Special Meeting, holders of a majority of the outstanding Aruba shares approved the adoption of the Merger Agreement and the transactions related thereto.

The foregoing description of the terms set forth in the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety, by reference to the Merger Agreement.  A copy of the Merger Agreement was attached as Exhibit 2.1 to HP’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 2, 2015, and is incorporated herein by reference.

Forward-looking statements

This document contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the transaction; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the parties are unable to successfully implement integration strategies; and other risks that are described in HP’s SEC reports, including but not limited to the risks described in HP’s Annual Report on Form 10-K for its fiscal year ended October 31, 2014 and in HP’s Quarterly Report on Form 10-Q for its fiscal quarter ended January 31, 2015. HP assumes no obligation and does not intend to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: May 19, 2015	By:	/s/ RISHI VARMA
	Name:	Rishi Varma
	Title:	Senior Vice President,
Deputy General Counsel
and Assistant Secretary